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                            MMA PRAXIS MUTUAL FUNDS

                        SUPPLEMENT DATED MARCH 18, 2005
                                       TO
                                   PROSPECTUS
                               DATED MAY 1, 2004

Effective March 18, 2005, Benjamin J. Bailey, CFA, replaced Robert Nelson, CFA, as the co-portfolio manager of the Intermediate Income Fund. The following information regarding Mr. Bailey replaces the information regarding Mr. Nelson on page 62 of the Prospectus:

BENJAMIN J. BAILEY, CFA

     - Benjamin J. Bailey joined MMA in 2000. He was named co-portfolio manager of the Intermediate Income Fund in March 2005 and, prior to that time, served as assistant portfolio manager for the Fund since 2002. He began his investment career at MMA working as an investment services support assistant and then as a fixed income research analyst. Benjamin received his BS in Business-Economics from Huntington College in 2000. He earned the Chartered Financial Analyst (CFA) designation in 2003.

                    THIS SUPPLEMENT REPLACES AND SUPPLEMENTS
                  ANY CONTRARY INFORMATION IN THE PROSPECTUS.